EXECUTION VERSION 1 US_ACTIVE\124698176\V-4 AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY THIS AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of September 19, 2023, is among AVANTOR RECEIVABLES FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), VWR INTERNATIONAL, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “VWR”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), AVANTOR FUNDING, INC., as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”), PNC, as issuer of Letters of Credit (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”) and as a LC participant (in such capacity, together with its successors and assigns in such capacity, a “LC Participant”), PNC, as related committed purchaser (in such capacity, together with its successors and assigns in such capacity, a “Related Committed Purchaser”), PNC, as purchaser agent for the PNC Purchaser Group (in such capacity, together with its successors and assigns in such capacity, a “Purchaser Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as related committed purchaser (in such capacity, together with its successors and assigns in such capacity, a “Related Committed Purchaser” and together with PNC as a Related Committed Purchaser, the “Related Committed Purchasers”), Wells Fargo, as purchaser agent for the Wells Fargo Purchaser Group (in such capacity, together with its successors and assigns in such capacity, a “Purchaser Agent” and together with PNC as a Purchaser Agent, the “Purchaser Agents”), Wells Fargo, as LC participant (in such capacity, together with its successors and assigns in such capacity, a “LC Participant” and together with PNC as a LC Participant, the “LC Participants”), and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”). RECITALS WHEREAS, the Seller, the Servicer, the Purchasers and Purchaser Agents from time to time party thereto and the Administrator are parties to that certain Receivables Purchase Agreement, dated as of March 27, 2020 (as amended by Amendment No. 1 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty, dated as of December 21, 2021, Amendment No. 2 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty, dated as of October 25, 2022, Amendment No. 3 to Receivables Purchase Agreement and Reaffirmation of Performance Guaranty, dated as of June 14, 2023, the “Existing Agreement”, and as amended hereby and as may be further amended, supplemented, modified or restated from time to time, the “Agreement”); WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of March 27, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrator;

2 US_ACTIVE\124698176\V-4 WHEREAS, Wells Fargo, as a Related Committed Purchaser, as the Purchaser Agent for the Wells Fargo Group, and as a LC Participant, the Administrator and the Seller, entered into the Assignment, Acceptance and Assumption, dated as of September 19, 2023 (as may be amended, restated supplemented or otherwise modified from time to time, the “Assumption Agreement”) and effective immediately prior to the effectiveness of this Amendment; and WHEREAS, the parties hereto are not related within the meaning of Section 267(b) or 707(b)(1) of the Internal Revenue Code of 1986 and have determined, based on bona fide, arm’s length negotiations between the parties, that the fair market value of the Existing Agreement before giving effect to this Amendment is substantially equivalent to its fair market value after giving effect hereto. NOW, THEREFORE, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows: 1. Incorporation of Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth herein. 2. Certain Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Existing Agreement. 3. Amendments. Effective as of the date hereof, the Existing Agreement is hereby amended as follows: (a) A new definition of “Amendment No. 4 Effective Date” is added to Exhibit I of the Existing Agreement in appropriate alphabetical order as follows: ““Amendment No. 4 Effective Date” means September 19, 2023.” (b) The definition of “Commitment” set forth in Exhibit I of the Existing Agreement is hereby deleted and replaced in its entirety with the following: ““Commitment” means, with respect to any Related Committed Purchaser, LC Participant or LC Bank, as applicable, the maximum aggregate amount which such Purchaser is obligated to pay hereunder on account of all Funded Purchases and all drawings under all Letters of Credit, on a combined basis as of any time, as set forth on Schedule IV or in the Assumption Agreement or Transfer Supplement pursuant to which it became a Purchaser, as such amount may be modified in connection with any subsequent assignment pursuant to Section 6.3(c) or in connection with a change in the Purchase Limit pursuant to Section 1.1(c).” (c) The definition of “Daily Reporting Trigger” set forth in Exhibit I of the Existing Agreement is hereby deleted and replaced in its entirety with the following: ““Daily Reporting Trigger” means any time the Available Liquidity is less than $125,000,000; provided, that a Daily Reporting Trigger shall only be effective upon the Majority Purchaser Agents’ declaration of the same.”

3 US_ACTIVE\124698176\V-4 (d) A new definition of “PINACLE” is added to Exhibit I of the Existing Agreement in appropriate alphabetical order as follows: ““PINACLE” means PNC’s PINACLE® auto-advance service or any similar or replacement electronic loan administration service implemented by PNC.” (e) A new definition of “PINACLE Agreement” is added to Exhibit I of the Existing Agreement in appropriate alphabetical order as follows: ““PINACLE Agreement” means a separate written agreement between the Seller and PNC regarding PINACLE, and any amendments, modifications or replacements thereof.” (f) The definition of “Weekly Reporting Trigger” set forth in Exhibit I of the Existing Agreement is hereby deleted and replaced in its entirety with the following: ““Weekly Reporting Trigger” at any time, the Available Liquidity is less than $200,000,000; provided, that, in each case, a Weekly Reporting Trigger shall only be effective upon the Majority Purchaser Agents’ declaration of the same.” (g) Section 1.2(a) of the Existing Agreement is hereby deleted and replaced in its entirety with the following: “Section 1.2 Making Purchases. (a) Each Funded Purchase (but not reinvestment) of undivided percentage ownership interests with regard to the Purchased Interest hereunder may be made on any day upon the Seller’s irrevocable written notice in the form of Annex B (each, a “Purchase Notice”); provided, that at any time when PNC (or an Affiliate thereof) is both the Administrator and the sole Purchaser hereunder and the Seller has entered into a PINACLE Agreement, then any request for a Purchase made by the Seller using PINACLE shall constitute a Purchase Notice. Each Purchase Notice shall be delivered to the Administrator and each Purchaser Agent in accordance with Section 6.2 (which notice must be received by the Administrator and each Purchaser Agent before 3:00 p.m. New York City time on the requested Purchase Date for a Purchase made pursuant to PINACLE or, otherwise: (i) before 12:00 Noon New York City time on the requested Purchase Date for a Funded Purchase equal to or less than $50,000,000 and (ii) before 2:00 p.m. New York City time for all other Funded Purchases at least one (1) Business Day before the requested Purchase Date), which notice shall specify: (A) in the case of a Funded Purchase (other than one made pursuant to Section 1.15(b)), the amount requested to be paid to the Seller by each Purchaser Group (such amount, which, with respect to Dollar Purchases, shall not be less than $300,000 (or such lesser amount as agreed to by the Administrator) and shall be in integral multiples of $100,000 in excess thereof and, with respect to Alternative Currency Purchases, shall not be less than €300,000 (or such lesser amount as agreed to by the Administrator) and shall be in integral multiples of €100,000 in excess thereof, in each case, with respect to each Purchaser Group), (B) the date of such Funded Purchase (which shall be a Business Day or in the case of an Alternative Currency Purchase, a Settlement Date), (C) the currency denomination in which the Funded Purchase is to be made, (D) for Funded Purchases being funded by a Purchaser other than through the issuance of Notes

4 US_ACTIVE\124698176\V-4 (1) the type of Alternate Rate requested for such Funded Purchase and (2) if applicable, the Tranche Period for such Funded Purchase and (E) the pro forma calculation of the Purchased Interest after giving effect to the increase in the Aggregate Capital. Following receipt of a Purchase Notice, each Purchaser Agent will determine whether the Conduit Purchasers in its Purchase Group agree to make the purchase of the Purchaser Group’s Ratable Share of such Purchase. If the Conduit Purchasers in any Purchaser Group declines to make a proposed Purchase, the Purchaser Agent for the related Purchaser Group shall notify Seller and Seller may cancel the Purchase Notice. In the absence of such a cancellation, the applicable Purchaser Group’s Ratable Share of the requested Purchase will be made by the Related Committed Purchasers in such Purchaser Group ratably based on their Ratable Shares. The Committed Purchasers in a Purchaser Group will not fund any portion of a Purchase unless the Conduit Purchasers in its Purchase Group have declined to fund such portion.” (b) Section 6.1 of the Existing Agreement is hereby deleted and replaced in its entirety with the following: “Section 6.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Transaction Document, or consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in a writing signed by the Administrator, the LC Bank and each of the Majority LC Participants and Majority Purchaser Agents, and, in the case of any amendment, by the other parties thereto; and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no such amendment or waiver shall, without the consent of each affected Purchaser, (A) extend the date of any payment or deposit of Collections by the Seller or the Servicer, (B) reduce the rate or extend the time of payment of Discount, (C) reduce any fees payable to the Administrator, any Purchaser Agent or any Purchaser pursuant to the applicable Purchaser Group Fee Letter, (D) change the amount of Capital of any Purchaser, any Purchaser’s pro rata share of the Purchased Interest or any Related Committed Purchaser’s or LC Participant’s Commitment, (E) amend, modify or waive any provision of the definition of “Majority Purchaser Agents” or this Section 6.1, (F) consent to or permit the assignment or transfer by the Seller of any of its rights and obligations under this Agreement, (G) change the definition of “Eligible Receivable,” “Net Receivables Pool Balance,” “Facility Termination Date” other than an extension of such date in accordance with clause (H) or Section 1.22), “Total Reserves,” “Loss Reserve,” “Loss Reserve Percentage,” “Dilution Reserve,” “Dilution Reserve Percentage,” “EURO Currency Volatility Reserve” or “Termination Event,” (provided that a waiver of any Termination Event shall not constitute a “change” for purposes of this clause (G)) (H) extend the “Facility Termination Date” or (I) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (I) above in a manner that would circumvent the intention of the restrictions set forth in such clauses. No failure on the part of the Purchasers, the Purchaser Agents or the Administrator to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.” (c) Each of signature page S-3, S-4 and S-5 is amended to delete the reference to “PNC Purchaser Group Commitment”.

5 US_ACTIVE\124698176\V-4 (d) A new Schedule IV is added to the Existing Agreement in the form attached hereto as Exhibit A. (e) Section 1(a)(ii) of Exhibit IV of the Existing Agreement is hereby deleted and replaced in its entirety with the following: “(ii) Information Packages, Weekly Reports and Daily Reports. As soon as available and in any event not later than two (2) Business Days prior to the Settlement Date, an Information Package as of the last day of the most recently completed Fiscal Month. During a Weekly Reporting Trigger, as soon as available and in any event not later than the second Business Day of each week, a Weekly Report of the most recently completed week. During a Daily Reporting Trigger or upon the occurrence and continuation of a Termination Event and the election of the Majority Purchaser Agents to cause the Settlement Date to occur more frequently than weekly, on such Settlement Date, a Daily Report.” (f) Section 2(a)(iv) of Exhibit IV of the Existing Agreement is hereby deleted and replaced in its entirety with the following: “(iv) Information Packages, Weekly Reports and Daily Reports. As soon as available and in any event not later than two (2) Business Days prior to the Settlement Date, an Information Package as of the last day of the most recently completed Fiscal Month. During a Weekly Reporting Trigger, as soon as available and in any event not later than the second Business Day of each week, a Weekly Report of the most recently completed week. During a Daily Reporting Trigger or upon the occurrence and continuation of a Termination Event and the election of the Majority Purchaser Agents to cause the Settlement Date to occur more frequently than weekly, on such Settlement Date, a Daily Report.” 4. Representations and Warranties. The Seller, Servicer and Performance Guarantor hereby represent and warrant that: (a) no Termination Event or Unmatured Termination Event exists or will exist immediately after giving effect to the transactions contemplated hereby, (b) all representations and warranties of such party contained in the Existing Agreement, in this Amendment and in the other Transaction Documents are true and correct in all material respects (without duplication of any materiality qualifiers), (c) the execution, delivery and performance of this Amendment and any other document related hereto by such party have been duly authorized by all necessary corporate or other organizational action, and (d) this Amendment and any other document related hereto have been duly executed and delivered by such party. 5. Limitation; Effect of Amendment. No provision of the Existing Agreement or any other Transaction Document is amended or waived in any way other than as provided herein. Except as set forth expressly herein, all terms of the Existing Agreement and the other Transaction Documents shall be and remain in full force and effect and are hereby ratified and confirmed, and shall constitute the legal, valid, binding, and enforceable obligations of the parties thereto. As of the date hereof, each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Existing Agreement (including, without limitation, by means of words like “thereunder,”

6 US_ACTIVE\124698176\V-4 “thereof”, “therein” and words of like import), shall mean and be a reference to the Existing Agreement as amended by this Amendment. This Amendment constitutes a Transaction Document. 6. No Novation or Mutual Departure. The Seller, the Servicer and the Performance Guarantor expressly acknowledge and agree that there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Agreement or any of the Transaction Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendment in Section 3. 7. Counterparts; Effectiveness. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. (b) The Effective Date of this Amendment, as set forth above, shall be completed by the Administrator as of the date when: (i) The Administrator shall have received fully executed counterparts of (A) this Amendment, (B) the Amended and Restated Fee Letter, dated as of the date hereof, by the Administrator, the LC Bank, the Related Committed Purchasers, the Purchaser Agents and the LC Participants, and acknowledged and agreed to by the Seller and the Structuring Agent, (C) the Administrator Fee Letter, dated as of the date hereof, by the Administrator, and acknowledged and agreed to by the Seller and the Structuring Agent, and (D) the Assumption Agreement (collectively, the “Amendment Documents”), in each case, in form and substance satisfactory to the Administrator; (ii) Wells Fargo, as a Purchaser Agent and LC Participant, shall have received favorable reliance letters addressed to it, in form and substance satisfactory to it, from Simpson Thatcher & Bartlett LLP, as counsel to the Seller, the Servicer, the Performance Guarantor and the Originators, with respect to each opinion delivered in connection with the closing of the Existing Agreement on March 27, 2020; (iii) The Administrator shall have received such other documents and certificates as the Administrator (or any Purchaser Agent or LC Participant) shall have reasonably requested on or prior to the date hereof; (iv) Wells Fargo, as Related Committed Purchaser, Purchaser Agent and LC Participant, shall have received all fees and other amounts due and payable to it under the Fee Letter, dated as of the date hereof, between Wells Fargo and the Structuring Agent; and

7 US_ACTIVE\124698176\V-4 (v) The Administrator, the Related Committed Purchasers, the Purchaser Agents and the LC Participants (or the Structuring Agent on behalf of PNC, if applicable), in each case, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of- pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Seller agrees to remit payment to the applicable party promptly upon receipt of such invoice. (c) The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The parties hereto agree that this Amendment may, at the Administrator’s option, be in the form of an electronic record and may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrator of a manually signed paper signature page which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. 8. Section Headings. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment. 9. Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. 10. Fees and Costs. Seller will pay on demand all out-of-pocket fees, costs, and expenses of Administrator, including but not limited to the fees and expenses of outside counsel, in connection with the preparation, execution, and delivery of the Amendment Documents in each case subject to and in the manner set forth in Section 6.4(a) of the Existing Agreement. 11. Governing Law, Etc. The terms of the Existing Agreement relating to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. 12. Reaffirmation of the Performance Guaranty. After giving effect to the Amendment Documents and the transactions contemplated thereby, all of the provisions of the Performance

8 US_ACTIVE\124698176\V-4 Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms. [Signature Pages Follow]

Amendment No. 4 to Receivables Purchase Agreement (PNC-VWR) S-2 PNC BANK, NATIONAL ASSOCIATION, individually and as Administrator, LC Bank, Related Committed Purchaser, Purchaser Agent for the PNC Purchaser Group and LC Participant By: Name: Title: WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Related Committed Purchaser, Purchaser Agent for the Wells Fargo Purchaser Group and LC Participant By: Name: Title: Senior Vice President Eric Bruno

Amendment No. 4 to Receivables Purchase Agreement (PNC-VWR) S-4 Acknowledged and agreed to by, as of the date first written above: PNC CAPITAL MARKETS LLC, as Structuring Agent By: Name: Title: Managing Director Eric Bruno